Exhibit 10(a)72

                               FOURTH AMENDMENT TO
                              THE SOUTHERN COMPANY

                                  PENSION PLAN

         WHEREAS, the Board of Directors of Southern Company Services, Inc. (the "Company") heretofore adopted The Southern Company Pension Plan (the "Plan"), as amended and restated effective January 1, 1997;

         WHEREAS, the Company desires to amend the Plan to grant prior service credit to certain employees formerly employed by Pacific Gas and Electric Company ("PG&E") and to provide for an offset of the PG&E retirement benefit;

         WHEREAS, the Company desires to amend the Plan to grant prior service and benefit credit to certain employees formerly employed by Orange and Rockland Utilities, Inc. ("O&R") and to provide for an offset of the O&R retirement benefit;

         WHEREAS, the Company also desires to make certain clarifying changes to the Plan; and

         WHEREAS, the Company is authorized pursuant to Section 13.1 of the Plan to amend the Plan at any time.

         NOW, THEREFORE, the Company hereby amends the Plan as follows to be effective as provided herein:

                                       1.

         Effective January 1, 1997, Section 15.2(d) of the Plan shall be amended by replacing the term "Early Retirement Date" with the term "earlier Retirement Date" in each place where such term appears.

                                       2.

         Effective January 1, 1997, Section 15.3 of the Plan is amended by deleting such Section in its entirety and replacing it with the following:

         15.3 Early Retirement Reduction.

                  (a) With respect to Employees described in Section 15.1(a) and
         (b) who retire before their Normal Retirement Date, the monthly amount of Retirement Income provided in Section 15.2 shall be reduced in accordance with Section 5.5. With respect to Employees described in
         Section 15.1(c), the monthly amount of Retirement Income provided in
         Section 15.2 shall be reduced in accordance with Section 5.5 except that the term "five-tenths of one percent (0.5%)" shall replace the term "three-tenths of one percent (0.3%)" where it appears in the first paragraph thereof.

                  (b) Notwithstanding paragraph (a) above, if a former Employee subject to Section 15.1(c)(1) who is eligible to receive Retirement Income is reemployed by an Affiliated Employer, his Retirement Income accrued prior to his original termination from service shall be determined in accordance with the terms of the Plan in effect as of such termination. In the event that an Employee described in the preceding sentence accrues additional Retirement Income in accordance with Section 15.2 after his reemployment, such Retirement Income shall be subject to Sections 15.2(c) and the second sentence of Section 15.3(a).

                                       3.

         Effective January 1, 1995, Section 16.1(a)(3) of the Plan shall be amended to read as follows:

         (3) With respect to determining the Social Security Offset and the level income option set forth in the last paragraph of Section 5.5, the actual salary history of the Scheduled Employee during his employment with any Affiliated Employer and with Scott Paper Company shall be utilized. If the actual salary history is not available from Scott Paper Company, such history shall be estimated in accordance with
         Section 5.4.

                                       4.

         Effective January 1, 1999, Section 16.1(c)(1) of the Plan shall be amended by replacing the phrase "eligible to become a Participant" with the phrase "included in the Plan" and Section 16.1(c)(4) shall be amended to read as follows:

         (4) For purposes of calculating Retirement Income, such CES Employee's actual salary history with CES shall be included. With respect to determining the Social Security Offset and the level income option set forth in the last paragraph of Section 5.5, if the actual salary history is not available from CES, such history shall be estimated in accordance with Section 5.4.

                                       5.

         Effective April 1, 1999, Article XVI of the Plan shall be amended by adding the following to the end thereof:

         (d) Former Pacific Gas and Electric Company Employees.

                  (1) Effective April 1, 1999, notwithstanding any other provision of the Plan to the contrary, any former employees of Pacific Gas and Electric Company ("PG&E") who were employed by Southern Energy Resources, Inc. and are set forth on a schedule of employees acknowledged by the Retirement Board (hereinafter "PG&E Employees") shall be included in the Plan as of the first day of the month coincident with or next following the later of the PG&E Employee's employment date or the date on which he first completes an Eligibility Year of Service as provided in Paragraph (5) below.

                  (2) PG&E Employees who (A) were actively employed by PG&E on January 1, 1997 and (B) attain their fortieth (40th) birthday on or before January 1, 2002 shall not be subject to provisions of Article XV of the Plan.

                  (3) If and when a PG&E Employee attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of
         Section 8.1 or 8.2, he shall be entitled to receive Retirement Income based on both his Accredited Service with an Employing Company and his service for benefit purposes as defined and accrued under the Pacific Gas and Electric Company Retirement Plan (the "PG&E Plan") which shall be treated as if Accredited Service under this Plan. To calculate such PG&E Employee's Retirement Income, the PG&E Employee's Accrued Retirement Income, as determined in accordance with Section 5.1, shall first be reduced by the Employee's accrued benefit in the PG&E Plan, determined as if he retired from PG&E on his Normal Retirement Date, as defined in the PG&E Plan on April 1, 1999. Thereafter, such PG&E Employee's Retirement Income shall be subject to applicable reductions, if any, in accordance with Article V, Section 8.1 and Section 8.2, as appropriate.

                  (4) For purposes of calculating Retirement Income, such PG&E Employee's actual salary history with PG&E shall be included. With respect to determining the Social Security Offset and the level income option set forth in the last paragraph of Section 5.5, if the actual salary history is not available from PG&E, such history shall be estimated in accordance with Section 5.4.

                  (5) For vesting and participation purposes, such PG&E Employee shall be entitled to receive Vesting and Eligibility Years of Service as provided under the Plan and, in addition, shall be entitled to vesting and eligibility service equal to such service as defined and accrued under the PG&E Plan.

                                       6.

         Effective July 1, 1999, Article XVI of the Plan shall be amended by adding the following to the end thereof:

         (e) Former Orange and Rockland Utilities, Inc. Employees.

                  (1) Effective July 1, 1999, notwithstanding any other provision of the Plan to the contrary, any former employees of Orange and Rockland Utilities, Inc. ("O&R") who were employed by Southern Energy Resources, Inc. and are set forth on a schedule of employees acknowledged by the Retirement Board (hereinafter "O&R Employees") shall be included in the Plan as of the first day of the month coincident with or next following the later of the O&R Employee's employment date or the date on which he first completes an Eligibility Year of Service as provided in Paragraph (8) below.

                  (2) Notwithstanding anything in the Plan to the contrary, the monthly Retirement Income payable to an O&R Employee shall be a monthly Retirement Income determined as a single life annuity commencing on his Normal Retirement Date equal to (A) the Allowance payable to such O&R Employee as defined under the Employees' Retirement Plan of Orange and Rockland Utilities, Inc. ("O&R Plan") on June 30, 1999 ("Closing Date") and as accrued under the O&R Plan for periods prior to the Closing Date ("O&R Benefit") and (B) one-twelfth (1/12) of two percent (2%) of the O&R Employee's Earnings received during each year of Accredited Service under the Plan for periods beginning on and after the Closing Date. In addition, for purposes of (B) above, immediately prior to an O&R Employee's separation from the service of an Employing Company, such O&R Employee shall be credited with two additional years of Accredited Service, with Earnings credited during each of these two additional years of Accredited Service equal to his Earnings at the time he separates from service.

                  (3) Notwithstanding anything in the Plan to the contrary, the Early Retirement Date of an O&R Employee under the Plan shall be the first day of the month following the date such O&R Employee retires on or after his fifty-fifth (55th) birthday, provided such O&R Employee has accrued ten (10) or more years of Accredited Service. For such purpose, the O&R Employee's Credited Service for periods prior to April 8, 1999, and Eligible Service for periods on and after April 8, 1999 and prior to the Closing Date, as such service is defined and accrued under the O&R Plan, shall be treated as Accredited Service under this Plan. The amount of such O&R Employee's Retirement Income shall be determined in accordance with Paragraph (2) above, reduced by one-third of one-percent (.333%) for each complete calendar month by which the commencement date precedes the first day of the month following the O&R Employee's sixtieth (60th) birthday. The reduction in the preceding sentence shall be in lieu of the reduction described in Section 5.5. No reduction of an O&R Employee's Retirement Income shall be made, however, if the sum of such O&R Employee's number of years of Accredited Service (including his Eligible Service under the O&R Plan prior to the Closing Date) and his age as of his Early Retirement Date equals or exceeds eighty-five (85).

                  (4) In addition to the other benefits described herein, an O&R Employee who retires from service after his Early Retirement Date and whose Retirement Income commences after his sixtieth (60) birthday and before his sixty-second (62nd) birthday shall receive a supplemental payment of six hundred dollars ($600.00) for each month beginning on the date his Retirement Income commences. Such supplemental payments shall cease after payment is made for the month which includes such O&R Employee's sixty-second (62nd) birthday or the month during which the O&R Employee dies, whichever is earlier. This supplemental payment shall not be paid as an optional form of payment under the Plan and shall not be payable to any Provisional Payee. Notwithstanding the foregoing, in any event, the supplemental payment shall not be paid under this Plan to the extent that a supplemental payment is payable under the O&R Plan.

                  (5) The Retirement Income payable to an O&R Employee who is entitled to receive Retirement Income in accordance with Article VIII shall be determined in accordance with paragraph (2). Such O&R Employee may elect to receive his vested Retirement Income as of the first day of any month after his fifty-fifth (55th) birthday provided such O&R Employee has accrued ten (10) or more years of Accredited Service or as of his Normal Retirement Date. For such purpose, the O&R Employee's Credited Service for periods prior to April 8, 1999, and Eligible Service for periods on and after April 8, 1999 and prior to the Closing Date, as such service is defined and accrued under the O&R Plan, shall be treated as Accredited Service under this Plan. Such Retirement Income shall be reduced by one-half of one-percent (.5%) for each calendar month by which the commencement date precedes the first day of the month following the O&R Employee's sixty-fifth (65th) birthday. The reduction in the preceding sentence shall be in lieu of the reduction described in Section 8.2.

                  (6) For purposes of calculating the level income option set forth in the last paragraph of Section 5.5 , the actual pay history of an O&R Employee with O&R shall be utilized. If the actual pay history is not available from O&R, such history shall be estimated in accordance with Section 5.4.

                  (7) If and when an O&R Employee attains his Early Retirement Date, Normal Retirement Date, or Deferred Retirement Date, or terminates service for any reason subject to the requirements of
         Section 8.1 or 8.2, his Retirement Income shall be offset by the largest O&R Benefit payable under the O&R Plan as of (A) the Closing Date, (B) the date such O&R Employee's benefits commence under this Plan or (C) any date during the period beginning on the Closing Date and ending on the date such O&R Employee's benefits commence under this Plan. Notwithstanding the preceding sentence, in the event that an O&R Employee is not eligible to receive an O&R Benefit prior to his sixty-fifth (65th) birthday, the amount of the offset shall (A) in the event that the O&R Employee's Retirement Income commences prior to his sixty-fifth (65th) birthday, be reduced when he attains his sixty-fifth
         (65th) birthday by the largest O&R Benefit payable to such O&R Employee, regardless of whether such O&R Benefit actually commences when he attains his sixty-fifth (65th) birthday, or (B) in the event that the O&R Employee's Retirement Income commences on or after he attains his sixty-fifth (65th) birthday, be reduced by the amount of the O&R Benefit payable to such O&R Employee at the time his Retirement Income commences, regardless of whether his O&R Benefit commences at such time. Any reduction described above shall be made after an O&R Employee's Retirement Income is adjusted in accordance with Article V, or Section 8.1 and Section 8.2, as appropriate. The offsets set forth in this Paragraph shall be further described in an Offset Summary adopted by the Retirement Board, which shall be used as a reference to calculate the amount of the O&R Plan offsets.

                  (8) For purposes of vesting and participation, an O&R Employee shall accrue service as provided under the Plan and, in addition, shall be entitled to service credit for these purposes equal to his Eligible Service as defined and accrued under the O&R Plan prior to the Closing Date.

                  (9) For purposes of Paragraph (2) above, Earnings shall have the same meaning as set forth in Section 1.13 of the Plan modified as follows: (A) during a Plan Year in which an O&R Employee is employed, Earnings shall include the rate of salary or wages actually paid to such O&R Employee, plus actual annual incentive payments made to the O&R Employee for which he is eligible; (B) for the two year period credited in accordance with the last sentence of Paragraph (2), Earnings shall have the same meaning as set forth in (A) above, except that it shall be based on such O&R Employee's rate of salary or wages in effect as of his separation from service.

                                       7.

         Effective January 1, 1997, Section 1.14(a) of the Georgia Power Company Schedule and Section 1.13(a) of the Southern Nuclear Operating Company, Inc. Schedule shall be amended by replacing the term "nuclear plan premium" with the term "nuclear plant premium" in each place where such term appears.

                                       8.

         Except as amended herein by this Fourth Amendment, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Southern Company Services, Inc., through its duly authorized officer, has adopted this Fourth Amendment to The Southern Company Pension Plan pursuant to resolutions of the Board of Directors of Southern Company Services, Inc. this ____ day of ___________________, 1999, to be effective as stated herein.

                                       SOUTHERN COMPANY SERVICES, INC.

                                       By:

                                       Title:
ATTEST

By:      ________________________
Its:     ________________________